ANNUAL REPORT
                                DECEMBER 31, 2000

                        [LOGO] Lifetime Achievement Fund

                         LIFETIME ACHIEVEMENT FUND, INC.
                              11605 West Dodge Road
                              Omaha, Nebraska 68154
                                 (402) 330-1166

TABLE OF CONTENTS

Letter from the President ..................................................   2

Schedule of Investments ....................................................   6

Statement of Assets and Liabilities ........................................   7

Statement of Operations ....................................................   8

Statement of Changes in Net Assets .........................................   9

Financial Highlights .......................................................  10

Notes to the Financial Statements ..........................................  11

Report of Independent Certified Public Accountants .........................  12

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Lifetime Achievement Fund, Inc.

[PHOTO OMITTED]

Roland Manarin

LETTER FROM THE PRESIDENT

Dear Shareholders:

Welcome to the first annual report of the Lifetime Achievement Fund. Please accept my gratitude for the trust that you have placed in me by becoming a shareholder of the Lifetime Achievement Fund.

The Lifetime Achievement Fund is "my father's account brought to you." Designed so that I can manage your investments much as I did for my father, the fund allows me to move quickly on your behalf to take advantage of financial opportunities when the time is right.

I wish I could give you better news, but what Dickens said in the beginning of A Tale of Two Cities could also apply to the year 2000. "It was the best of times, it was the worst of times . . ."

For most investors, if not all, 2000 was a challenging year. All major stock market indices declined -- some spectacularly. The S&P 500 returned a negative
9.1 percent; the Russell 2000 was down 4.2 percent. However, the biggest story was the collapse of the NASDAQ, which declined 39.3 percent -- the worst performance in its 29-year history. Even more impressive was the magnitude of NASDAQ's drop from its peak, a staggering 51.9 percent.

The '90s will be remembered as one of the great bull markets of all time. After years of only going up (or so it seemed), US equities became excessively valued. Big cap growth stocks like Cisco, Intel and Microsoft sold at valuation levels only rivaled by the nifty fifty stocks of the '60s. By any metric, the overall market was expensive, but when it came to Internet companies, traditional valuations were ignored completely. Capital poured in to finance these companies, and the era of the dot.com millionaire was born.

The high valuations were supposedly justified because these companies were transforming the world. The Internet technology revolution and rising stock prices were proof enough of the validity of the paradigm. It was the best of times. Unfortunately, it had to end. Although I don't want to parrot Dickens and say this is "the worst of times," clearly things have not gone well for us recently. Like many past investment manias, the bull market of the '90s was carried to excess. Too much money poured in creating more investment opportunities than the market could absorb. It was a great ride, but like many high-risk adventures, it ended badly for those who were not fortunate enough to get out before the crash.

For those of us investors who sat back and observed and were not entirely swept up in the mania, it was like witnessing a high-speed auto race. With each lap, the cars went faster and faster until the laws of physics overcame the skill of the drivers and cars spun out of control.

The losses were monumental. Trillions of dollars in value of capital were lost. It is a testimony to the resiliency of investors that despite their high losses many have stayed in the market and carry on.

While the Lifetime Achievement Fund had positions in technology, we were diversified. The Lifetime Achievement Fund started in July 2000 near a market peak, so the market declines are clearly reflected in the Fund's return and value over the same period. The Lifetime Achievement Fund ended the year 2000 at $8.30 a share, down 16.25 percent on the net asset value. Fortunately, this was less than the decline experienced by the NASDAQ (over 40 percent), but slightly more than that reflected by the S&P 500 or the Russell 2000.

The Lifetime Achievement Fund is geo-politically diversified and also diversified in most sectors. Our positions in the technology sector were the primary cause of the October/December decline in NAV. Fortunately, positions in other market sectors in our portfolio were relatively flat or showed gains during the same time period. This helped offset the techs huge decline. Our belief and discipline in broad diversification helped make us less volatile during dramatic market swings by lessening downside risk and allowing us to participate nicely in the upside.

Management took advantage of some of the oversold equity markets. We repositioned assets near the lows in December, putting the Lifetime Achievement Fund in a good position to participate in a resurgence of a bull market of 2001, while at the same time limiting exposure on the downside.

Two major factors indicate that 2001 will be a great year, in my opinion.

First, monetary policy has become very positive. The Fed has embarked on a series of interest rate cuts. Historically, the discount rate has been used as a proxy to measure the Fed Fund's rate because, until recently, the Fed never announced changes in the Fed Fund's rate. The discount rate and the Fed Fund's rate have tracked each other fairly closely.

Remember the old maxim "don't fight the Fed." We believe it will be proven correct again this year. In the past, after a series of cuts in the discount rate and Fed Funds rate, the stock market rose over the next 12 months. The lowest positive rise was 10.7 percent, the highest was 33.5 percent, and the average was 20.6 percent.

The second factor is Federal Fiscal policy. Taxation and spending are set to change in a positive direction. A tax cut may be on its way, which will help both the market and the economy. Tax cuts are positive and fuel the economy. The present debate is how much to cut taxes versus tax increases.

President Bush has proposed a $1.6 trillion tax cut over ten years. This tax cut would include a reduction of the maximum rate, an elimination of the marriage penalty, and a reduction or outright abolition of the death tax.
Philosophically, this tax cut relates to the desire to return to taxpayers a portion of the ever-increasing budget surplus.

More recently, however, concern about recession has added an additional incentive to cut taxes. Alan Greenspan, thought previously to be an opponent of tax cuts, has sent messages that he is in favor of some tax cuts. His opinion is rooted in Office of Management and Budget assumptions that the unified surplus will reach $800 billion in fiscal year 2011.

This raises the possibility that the federal debt could be paid off before the end of the decade with total federal debt in private hands only $3.45 trillion. As a result, if no tax cuts occur, the Federal government would be acquiring large amounts of private assets, removing them from application in fueling growth in private enterprise. Greenspan finds this to be unpalatable. "If long-term fiscal stability is the criterion, it is far better, in my judgment, that the surpluses be lowered by tax reductions than by spending increases. The flurry of increases in outlays that occurred near the conclusion of last fall's budget deliberations is troubling because it makes the previous year's lack of discipline less likely to have been an aberration."

In light of these two factors, even in the face of some signs of inflation and economic downturn, we are positive that the market as a whole will become positive.

The broad-based indices are not very helpful in comparing the Lifetime Achievement Fund's performance to the market due to the nature of the Fund's diversification and management style. As a result, I've chosen an international index, MSCI World Equity Index, as the best comparative index.

As the markets fluctuate, the Lifetime Achievement Fund will shift part of its assets from the overpriced sectors to the bargain areas. Considering the long-term conservative nature of our Fund, time is our ally. Remember, wealth is not built with luck or brilliance, but with time, discipline, and the knowledge of what money must do to achieve our objective.

Peace and Goodwill,


/s/ Roland Manarin

Roland Manarin
Manarin Investment Counsel, Ltd.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

LIFETIME ACHIEVEMENT FUND

                                                                         Since
                                                                       Inception

with Reimb. & with Sales Charge of 2.50%                                (18.34)%

with Reimb. & without Sales Charge of 2.50%                             (16.25)%

without Reimb. & with Sales Charge of 2.50%                             (18.47)%

without Reimb. & without Sales Charge of 2.50%                          (16.38)%

--------------------------------------------------------------------------------
PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Performance Comparison of the Fund Since Inception (7/5/00) of a $10,000 Investment

 [The following information was represented by a mountain graph in the original text.]

                             [Graphic Omitted]

Lifetime Achievement Fund Performance Commentary

For the period July 5, 2000 to December 31, 2000, the Lifetime Achievement Fund lost 16.25%. This compares to the Morgan Stanley Capital International (MSCI) World Equity Index, which was down 10.76% (Index performance is calculated from June 30, 2000). During the six-month period, the Lifetime Achievement Fund invested extensively in securities of mutual funds and equities of broad geographic and size diversification. Securities were purchased in a declining market throughout the stated period. The short time period tended to increase the losses in relation to the MSCI World Equity Index. Past performance does not guarantee future results.

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of stocks, which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

The Lifetime Achievement Fund commenced operations on July 5, 2000 and received initial subscriptions on July 5, 2000. Performance is calculated beginning July 7, 2000, the date proceeds from share sales were invested according to the Lifetime Achievement Fund's investment objectives.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Lifetime Achievement Fund will fluctuate and at redemption, shares may be worth more or less that the amount of the original investment.

Lifetime Achievement Fund, Inc.

SCHEDULE OF INVESTMENTS

December 31, 2000

Name of Security                                              Shares           Value

Equity Funds - 74.8%
  Alger Capital Appreciation Portfolio - Class A              142,928     $  1,580,788

  Alger Midcap Growth Portfolio - Class A                     211,595        1,754,124

  Alger Small Capitalization Portfolio - Class A              246,247        1,408,538

  Franklin Gold & Precious Metals Fund - Class A              360,896        3,179,495

  Franklin Large Cap Growth Fund - Class A                    153,343        2,060,938

  Franklin MicroCap Value Fund - Class A                      152,117        2,794,395

  Franklin Value Fund - Class A                               107,878        2,395,961

  ICM/Isabell Small Cap Value Fund - Institutional             53,204          580,991

  iShares Russell 3000 Growth Index Fund                        20000        1,033,125

  Ivy European Opportunities Fund - Class A                    99,011        1,707,935

  Ivy Global Science & Tech Fund - Class A                     39,685        1,092,530

  Ivy Pacific Opportunities Fund  - Class A                     4,895           36,322

  US Emerging Growth Fund - Class A                            50,255        1,523,229

  Pioneer Emerging Markets Fund - Class A (a)                 111,924        1,250,192

  Pioneer Fund - Class A                                       36,121        1,598,711

  Pioneer II Fund Class A                                      76,127        1,675,551

  Pioneer Small Company Fund - Class A                        153,839        2,129,135

  Putnam Vista Fund Class A                                    71,611          932,371

  Templeton Developing Markets Trust - Class A                140,223        1,484,957

  Templeton Foreign Fund - Class A                            111,322        1,151,065

  Templeton Global Opportunities Trust - Class A              148,184        2,167,933

  Templeton Growth Fund - Class A                             124,397        2,287,657
                                                                          ------------
  Total Equity Funds (Cost - $41,207,844)                                   35,825,943
                                                                          ------------
Equity Securities - 15.6%

Financials - 1.0%
  A.G. Edwards, Inc.                                           10,000          474,375
                                                                          ------------
Industrials - 0.8%
  CSG Systems International, Inc. (a)                           8,000          375,500
                                                                          ------------
Information Technology - 3.5%
  AremisSoft Corporation (a)                                   40,000        1,707,500
                                                                          ------------
Telecommunication Services - 10.3%
  Level 3 Communications, Inc. (a)                             93,450        3,066,328
  WorldCom, Inc. (a)                                          131,970        1,847,580
                                                                          ------------
                                                                             4,913,908
                                                                          ------------

  Total Equity Securities (Cost - $9,871,130)                                7,471,283
                                                                          ------------

Total Investments - 90.4%
  (Cost - $51,078,974) (b)                                                $ 43,297,226
Other Assets, Less Liabilities - 9.6%                                        4,616,280
                                                                          ------------
Net Assets - 100%                                                         $ 47,913,506
                                                                          ============

  Other Information:
  At December 31, 2000, net unrealized depreciation based
  on cost for financial statement and Federal income tax
  purposes is as follows:
    Gross unrealized appreciation                                         $    976,976
    Gross unrealized depreciation                                           (8,758,724)
                                                                          ------------
      Net unrealized depreciation                                         $ (7,781,748)
                                                                          ============

  Purchases and sale proceeds of securities other than short-term obligations aggregated $51,378,103 and $300,141, respectively, for the period ended December 31, 2000.

Footnotes

(a)   Non-income producing security
(b)   Cost is the same for Federal income tax purposes.


6   The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

Assets

Investments, at value (identified cost - $51,078,974) ......       $ 43,297,226
Cash .......................................................          4,769,870
Receivables
   Fund shares sold ........................................            420,391
   Dividends and interest ..................................              1,600
   Manager for expense reimbursement .......................             75,153
Other assets ...............................................                924
                                                                   ------------
   Total assets ............................................         48,565,164
                                                                   ------------

Liabilities

Payables
   Fund shares repurchased .................................            362,090
   Management fee ..........................................            117,093
   12b-1 service and distribution fees .....................             39,031
   Auditing and accounting fees ............................             30,400
   Blue Sky fees ...........................................             15,000
   Legal ...................................................             10,000
   Other payables ..........................................             69,589
Accrued expenses ...........................................              8,455
                                                                   ------------
   Total liabilities .......................................            651,658
                                                                   ------------

Net assets .................................................       $ 47,913,506
                                                                   ============
Net asset value and redemption price per share
   ($47,913,506/5,770,871 shares outstanding) ..............       $       8.30
                                                                   ============

Maximum offering price per share ($8.30 x 100/97.50) .......       $       8.51
                                                                   ============

Net assets consist of

   Capital paid-in .........................................       $ 54,497,712
   Undistributed net realized gain on investments ..........          1,183,626
   Undistributed net investment income .....................             13,916
   Net unrealized depreciation on investments ..............         (7,781,748)
                                                                   ------------

Net assets .................................................       $ 47,913,506
                                                                   ============


The accompanying notes are an integral part of the financial statements.      7

Lifetime Achievement Fund, Inc.

STATEMENT OF OPERATIONS

For the period July 5, 2000 (commencement) to December 31, 2000

Investment income

   Income dividends from mutual funds ..........................    $   119,747
   Interest ....................................................         40,879
   Dividend income .............................................          1,600
                                                                    -----------
                                                                        162,226
                                                                    -----------
Expenses

   Management fee ..............................................        117,093
   Transfer agent ..............................................          5,900
   Administrative services fee .................................         15,612
   Custodian fees ..............................................          1,607
   Blue Sky fees ...............................................         15,000
   Auditing and accounting fees ................................         30,400
   Shareholder reports .........................................          5,000
   Amortization of deferred offering costs .....................         50,000
   Fund accounting .............................................         16,507
   12b-1 service and distribution fees .........................         39,031
   Legal .......................................................         10,000
   Other .......................................................          3,188
                                                                    -----------
                                                                        309,338
   Expenses reimbursed by Manager ..............................        (75,153)
                                                                    -----------
       Net expenses ............................................        234,185
                                                                    -----------
Net investment loss ............................................        (71,959)
                                                                    -----------
Net realized and unrealized loss on investment transactions

   Capital gain distributions from mutual fund transactions ....      1,650,809
   Net realized gain on investment transactions ................          1,013
   Net change in unrealized depreciation on investments ........     (7,781,748)
                                                                    -----------
       Net loss on investment transactions .....................     (6,129,926)
                                                                    -----------
Net decrease in net assets resulting from operations ...........    $(6,201,885)
                                                                    ===========


8    The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.

STATEMENT OF CHANGES IN NET ASSETS

For the period July 5, 2000 (commencement) to December 31, 2000

Increase in net assets

Operations
   Net investment loss .......................................     $    (71,959)
   Net realized gain on investment transactions ..............        1,651,822
   Net change in unrealized depreciation on Investments ......       (7,781,748)
                                                                   ------------
       Net decrease resulting from operations ................       (6,201,885)
                                                                   ------------
   Distributions from realized gain ..........................         (432,321)
                                                                   ------------
   Fund share transactions (Note 3) ..........................       54,547,712
                                                                   ------------
Net assets at end of period ..................................     $ 47,913,506
                                                                   ============
Undistributed net investment income ..........................     $     13,916
                                                                   ============


    The accompanying notes are an integral part of the financial statements.   9

Lifetime Achievement Fund, Inc.

FINANCIAL HIGHLIGHTS

For the period July 5, 2000 (commencement) to December 31, 2000

Selected Per Share Data

Net asset value, beginning of period ............................    $    10.00
                                                                     ----------
   Loss from investment operations
       Net investment loss (a) ..................................         (0.01)
       Net loss on securities (both realized
          and unrealized) .......................................         (1.62)
                                                                     ----------
   Total from investment operations .............................         (1.63)
                                                                     ----------
   Distributions from realized gain .............................          0.07
                                                                     ----------
Net asset value, end of period ..................................    $     8.30
                                                                     ==========
Total return (%)(b) .............................................        (16.25)

Ratios and Supplemental Data

Net assets, end of period (in thousands) ........................    $   47,914
Ratio of expenses to average net assets
   With expense reimbursement (%)(c) ............................          1.50
   Without expense reimbursement (%)(c) .........................          1.98
Ratio of net investment loss to
   average net assets (%)(a)(c) .................................         (0.46)
Portfolio turnover rate (%) .....................................             1

(a)   Net investment loss is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c)   Annualized


10  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
LIFETIME ACHIEVEMENT FUND, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements

Lifetime Achievement Fund (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended and was organized as a Maryland corporation on September 2, 1999. The Fund currently consists of one series of common stock. The Fund invests primarily in existing mutual funds.

The Fund is authorized to issue one billion shares of beneficial interest with a par value of $.001 per share (aggregate par value of $1,000,000). Shares of beneficial interest of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

1. Summary of Significant Accounting Policies

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of financial statements includes the use of management estimates. Actual results could differ from those estimates.

Security Valuation -- Investments in the shares of mutual funds are valued at their net asset values as reported by such funds. Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange on which the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale at the end of regular trading will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets.

Security Transactions and Investment Income - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

Cash - The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 2000, the interest rate was 5.25%.

Federal Income Taxes -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

Pursuant to Code Section 852, the Fund designates $62,497 as long-term capital gain distributions for its taxable year ended December 31, 2000.

Distributions to Shareholders -- Distributions from net investment income and realized gain, if any, are declared in December.

Deferred Offering Costs -- Offering costs were fully amortized at December 31, 2000. These costs were amortized over a one year period beginning September 2, 1999, the date the Fund was organized. Offering costs have been paid by Manarin Investment Council, Inc. (the "Manager") and will be reimbursed by the Fund.

Reclassifications -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to non-deductible deferred offering costs. As a result, Net investment income and Net realized gains on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. Related Parties

The Manager is the Investment Advisor of the Fund. For its services, the Manager receives a fee at an annual rate of .75% of the Fund's average daily net assets. Currently, the Manager limits the Fund's total operating expenses to an annual rate of 1.50%.

3. Fund Share Transactions

                                                       For the period
                                                        July 5, 2000
                                                       (commencement)
                                                    to December 31, 2000
                                               --------------------------------
                                                  Shares              Amount
                                               --------------------------------

Sold .................................          5,863,304          $ 55,329,208
Issued on reinvestment
of dividends .........................             52,691               427,856
Repurchased ..........................           (145,124)           (1,209,352)
                                               ----------          ------------
Net increase .........................          5,770,871          $ 54,547,712
                                               ==========          ============

================================================================================

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      To the Board of Directors and Shareholders of Lifetime Achievement Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lifetime Achievement Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period July 5, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion.

      PricewaterhouseCoopers LLP

      Fort Lauderdale, Florida
      February 8, 2001

                       This page intentionally left blank.

                                BOARD OF TRUSTEES

                                 David C. Coker
                                Roland R. Manarin
                                 Charles Richter
                                   Lee Rohlfs
                                    Bodo Treu
                                Jerry Vincentini

                                    OFFICERS

                Roland R. Manarin, Chairman, President, Treasurer
                   Charles Richter, Vice President, Secretary

                                  LEGAL COUNSEL

                  Cline, Williams, Wright, Johnson & Oldfather
                                Lincoln, Nebraska

                                    CUSTODIAN

                          Brown Brothers Harriman & Co.
                              Boston, Massachusetts

                                 TRANSFER AGENT

                          Ivy Mackenzie Services Corp.
                                  P.O. Box 3022
                         Boca Raton, Florida 33431-0922
                                  800-777-6472

                                    AUDITORS

                           PricewaterhouseCoopers LLP
                             Ft. Lauderdale, Florida

                                   DISTRIBUTOR

                         Manarin Securities Corporation
                         11605 West Dodge Road, Suite 1
                              Omaha, Nebraska 68154
                                  402 330-1166

                               INVESTMENT MANAGER

                        Manarin Investment Counsel, Ltd.
                         11605 West Dodge Road, Suite 1
                              Omaha, Nebraska 68154
                                  402-330-1166